[LOGO]  SUN
        BANCORP, INC.


News Release
For Immediate Release

Contact: Dan Chila, EVP, Chief Financial Officer (856) 691-7700 Christine Irving (856) 690-4372

         Sun Bancorp, Inc. Reports Earnings for Fourth Quarter and 2005
                Net Income for 2005 Reaches Record $19.5 Million

Our mission is uncompromising...
     ...to be the Premier Community Bank in every community we serve

VINELAND, NJ, January 23, 2006 - Sun Bancorp, Inc. (NASDAQ: SNBC) today reported net income of $4.6 million, or $.24 per share, for the quarter ended December 31, 2005, compared to net income of $4.7 million, or $.24 per share, for the fourth quarter 2004. Earnings per share data is adjusted for the 5% common stock dividend declared in March 2005 and paid on April 20, 2005.

         Net income for the year ended December 31, 2005, increased 10.8% to a record $19.5 million, or $1.01 per share, compared to $17.6 million, or $1.01 per share, for the prior year. Prior year net income was favorably impacted by one-time net income of $844,000 ($.05 per share) from facilities sold under the Company's branch rationalization program. Excluding this item, net income and earnings per share increased 16.3% and 5.5%, respectively.

         "Sun Bancorp finished 2005 with good momentum and record net income for the full year, highlighted by an increasing net interest margin and strong loan growth in the fourth quarter in both our commercial and retail portfolios," said Thomas A. Bracken, president and chief executive officer of Sun Bancorp, Inc. and its wholly owned subsidiary, Sun National Bank. "We are especially pleased with our 9.7% loan growth for the year despite a high level of loan prepayments approximating $120.0 million and the extremely competitive New Jersey marketplace. Our loan transaction pipeline going into 2006 continues to be strong."

                                    --more--

          Sun Bancorp, Inc. o 226 Landis Avenue o Vineland, NJ o 08360
                  (856) 691-7700 o www.sunnb.com o Member FDIC

Sun Bancorp 4Q 2005 and Year End Results - page two

         "Credit quality trends continue to be positive, and again I reinforce that we will not compromise our underwriting standards in order to generate higher volume," said Bracken. "Pricing competition for both loans and deposits continues to be very aggressive in our market, and while our margin increased for the quarter, improving margin in 2006 is both a goal and challenge."

         Bracken added, "We successfully completed our merger with Advantage Bank on January 19 and look forward to the expanded business prospects in our two new markets of Hunterdon and Somerset counties."

         The following is an overview of the key financial highlights for the quarter:

o Total assets of $3.102 billion at December 31, 2005, compared to $3.105 billion at September 30, 2005, and $3.054 billion at December 31, 2004.

o Total loans before allowance for loan losses were $2.050 billion at December 31, 2005, an increase of $88.4 million, or 4.5%, over total loans at September 30, 2005, and an increase of $180.5 million, or 9.7%, over December 31, 2004. The linked quarter loan growth represented primarily an increase in commercial and industrial of $57.9 million, or 3.5%, and an increase in home equity portfolios of $26.5 million, or 14.5%. The growth in home equity was the result of a successful loan campaign in the quarter.

o Credit quality trends continued to improve each quarter this year and remain stable. Total non-performing assets of $11.5 million at December 31, 2005, or .56% of total loans and real estate owned, decreased $5.7 million, or 33.2%, over December 31, 2004. On a linked quarter basis, total non-performing assets decreased $2.3 million, or 16.9%.

o Total deposits were $2.472 billion at December 31, 2005, compared to $2.430 billion at December 31, 2004, and $2.508 at September 30, 2005. This is consistent with our overall balance sheet funding strategy linked to our relatively short-term investment portfolio.

                                    --more--

Sun Bancorp 4Q 2005 and Year End Results - page three

o The investment portfolio at December 31, 2005, of $729.1 million decreased $74.3 million, or 9.2%, over the linked quarter and decreased $148.8 million, or 17.0%, over December 31, 2004. This investment portfolio remains well structured with a relatively short average life of 1.4 years. As has been our strategy, portfolio liquidity has continued to supplement deposit funding for loan growth.

o Net interest income (tax-equivalent basis) for the fourth quarter of $24.8 million increased $172,000 over the linked quarter. Net interest margin for the quarter of 3.54% increased over the linked third quarter margin of 3.45%. Net interest margin for the year ended 2005 of 3.50% compares to 3.59% for 2004.

o Total operating non-interest income for the quarter of $4.5 million increased 11.0% over the comparable prior year period and is 2.6% under the linked quarter. The increase over the prior year period continues to be attributable to Small Business Administration (SBA) lending and commercial loan derivative income initiatives instituted in 2005. Service charge income continues to be essentially flat as a result of increased earnings credit rates earned on analysis accounts.

o Total operating non-interest expenses for the quarter of $21.7 million increased $274,000, or 1.3%, over the comparable prior year period. On a linked quarter basis, total operating non-interest expenses increased 2.6%. The increase over the linked quarter represents primarily the costs associated to the retail loan campaign of the fourth quarter.

         "Overall we are very pleased with our performance in 2005 given the difficult environment we faced. All of our fundamentals remain very sound and our focus on loan growth, liquidity, margin, expense control, non-interest income growth and net income improvement will remain strong in 2006. Our goal is to build sustainable long-term shareholder value. We are confident that 2006 will move us further along in accomplishing that goal," said Bracken.

                                    --more--

Sun Bancorp 4Q 2005 and Year End Results - page four

         Sun Bancorp, Inc. will host a conference call with analysts and investment professionals on Tuesday, January 24, 2006 at 11:30 a.m. ET.
Interested parties may listen to the live call by dialing 1-800-391-2548 and giving the verbal passcode: vi149763. Listeners may also access the live Web cast through the Sun Bancorp Web site at www.sunnb.com. An Internet-based replay will be available at the Web site for 48 hours following the call.

         Sun Bancorp, Inc. is a multi-state bank holding company headquartered in Vineland, New Jersey. Its primary subsidiary is Sun National Bank, serving customers through 80 branch locations in Southern and Central New Jersey, Philadelphia, PA, and New Castle County, DE. The bank is an Equal Housing Lender and its deposits are insured up to the legal maximum by the Federal Deposit Insurance Corporation (FDIC). For more information about Sun National Bank and Sun Bancorp, Inc., visit www.sunnb.com.

         The foregoing material contains forward-looking statements concerning the financial condition, results of operations and business of the Company. We caution that such statements are subject to a number of uncertainties and actual results could differ materially, and, therefore, readers should not place undue reliance on any forward-looking statements. The Company does not undertake, and specifically disclaims, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

                                    --more--

SUN BANCORP, INC. AND SUBSIDIARIES
     FINANCIAL HIGHLIGHTS (unaudited)
     (Dollars in thousands, except per share data)

                                                  Three months ended              Year ended
                                                     December 31,                 December 31,
                                                     ------------                 ------------
                                                  2005          2004           2005          2004
                                                  ----          ----           ----          ----
     Profitability for the period:
        Net interest income                       $ 24,692       $ 24,826     $  97,515     $  89,318
        Provision for loan losses                      520            415         2,310         2,075
        Non-interest income                          4,399          4,265        18,291        19,119
        Non-interest expense                        21,728         22,084        84,663        81,152
        Income before income taxes                   6,843          6,592        28,833        25,210
        Net income                                $  4,584       $  4,684     $  19,521     $  17,629
                                                  ========       ========     =========     =========

        Return on average assets (1)                  0.59%          0.62%         0.63%         0.63%
        Return on average equity (1)                  6.25%          6.75%         6.76%         7.80%
        Return on average tangible equity (1), (2)   11.60%         13.17%        12.82%        14.11%
        Net interest margin (1)                       3.54%          3.68%         3.50%         3.59%
        Efficiency ratio (consolidated)              74.69%         75.91%        73.11%        74.84%
     Per share data:
        Earnings per common share (3):
           Basic                                     $0.25          $0.26         $1.08         $1.08
           Diluted                                   $0.24          $0.24         $1.01         $1.01

        Average equity to average assets             9.46%          9.15%         9.27%         8.08%

                                                December 31,   December 31,
     At period-end:                                2005           2004
                                                   ----           ----
        Assets                                 $ 3,102,489    $ 3,053,587
        Deposits                                 2,471,648      2,430,363
        Loans, net                               2,027,753      1,847,721
        Investments                                729,066        877,877
        Borrowings                                 243,567        254,310
        Shareholders' Equity                       295,653        279,220

     Credit quality and capital ratios:
        ALLL to total loans                           1.10%          1.18%
        Non-performing assets to total loans
           and real estate owned                      0.56%          0.92%
        Total allowance for loan losses to
           non-performing loans                     223.02%        153.64%

        Total Capital (to Risk Weighted Assets) (4):
           Sun Bancorp, Inc.                         11.13%         10.80%
           Sun National Bank                         10.52%         10.06%
        Tier I Capital (to Risk Weighted Assets) (4):
           Sun Bancorp, Inc.                         10.16%          9.78%
           Sun National Bank                          9.55%          9.04%
        Leverage Ratio (4):
           Sun Bancorp, Inc.                          8.20%          7.51%
           Sun National Bank                          7.70%          6.94%

        Book value (3)                              $16.27         $15.54
        Tangible book value (3)                      $8.85          $8.07

(1)  Three months ended amounts are annualized.
(2) Return on average tangible equity is computed by dividing annualized net income for the period by average tangible equity. Average tangible equity equals average equity less average identifiable intangible assets and goodwill.
(3)  Data is  adjusted  for a 5% stock  dividend  declared  in March  2005.
(4) December 31, 2005 Capital ratios are estimated, subject to regulatory filings.

SUN BANCORP, INC. AND SUBSIDIARIES
     UNAUDITED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
     (Dollars in thousands, except par value)

                                                                               December 31,   December 31,
                                                                                   2005           2004
                                                                               -----------    -----------
ASSETS
     Cash and due from banks                                                   $    74,387    $    69,022
     Interest bearing bank balances                                                  2,707          1,878
     Federal funds sold                                                              8,368          4,002
                                                                               -----------    -----------
         Cash and cash equivalents                                                  85,462         74,902
     Investment securities available for sale (amortized cost -
         $688,073; 12/05, $823,896; 12/04)                                         676,630        819,424
     Investment securities held to maturity                                         32,445         43,048
     Loans receivable (net of allowance for loan losses -
         $22,463; 12/05, $22,037; 12/04)                                         2,027,753      1,847,721
     Restricted equity investments                                                  19,991         15,405
     Bank properties and equipment, net                                             36,710         36,830
     Real estate owned, net                                                          1,449          2,911
     Accrued interest receivable                                                    15,148         12,519
     Goodwill                                                                      104,891        104,969
     Intangible assets, net                                                         29,939         34,753
     Deferred taxes, net                                                             6,761          4,626
     Bank Owned Life Insurance                                                      55,627         47,179
     Other assets                                                                    9,683          9,300
                                                                               -----------    -----------
            TOTAL ASSETS                                                       $ 3,102,489    $ 3,053,587
                                                                               ===========    ===========
LIABILITIES
     Deposits                                                                  $ 2,471,648    $ 2,430,363
     Advances from the Federal Home Loan Bank                                      124,546        144,669
     Securities sold under agreements to repurchase - FHLB                          60,000         50,000
     Securities sold under agreements to repurchase - customers                     59,021         59,641
     Debentures                                                                     77,322         77,322
     Other liabilities                                                              14,299         12,372
                                                                               -----------    -----------
         Total liabilities                                                       2,806,836      2,774,367

SHAREHOLDERS' EQUITY
     Preferred stock, $1 par value, 1,000,000 shares authorized, none issued             -              -
     Common stock, $1 par value, shares authorized, 25,000,000
         issued, 18,168,530; 12/05, 17,205,245; 12/04                               18,169         17,205
     Additional paid in capital                                                    264,152        244,108
     Retained earnings                                                              20,757         21,718
     Accumulated other comprehensive loss                                           (7,425)        (2,765)
     Treasury stock at cost, 90,562 shares at 12/04                                      -         (1,046)
                                                                               -----------    -----------
     Total shareholders' equity                                                    295,653        279,220
                                                                               -----------    -----------
            TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         $ 3,102,489    $ 3,053,587
                                                                               ===========    ===========

SUN BANCORP, INC. AND SUBSIDIARIES
     UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
     (Dollars in thousands, except per share data)

                                                           For the Three Months       For the Year
                                                            Ended December 31,     Ended December 31,
                                                           --------------------    -------------------
                                                             2005        2004        2005       2004
                                                           --------    --------    --------   --------
INTEREST INCOME:
     Interest and fees on loans                            $ 33,420    $ 27,761    $125,156   $ 96,617
     Interest on taxable investment securities                6,144       6,373      24,689     24,813
     Interest on non-taxable investment securities              239         472       1,378      1,951
     Dividends on restricted equity investments                 212         144         834        503
     Interest on federal funds sold                             320         119       1,172        385
                                                           --------    --------    --------   --------
        Total interest income                                40,335      34,869     153,229    124,269
                                                           --------    --------    --------   --------
INTEREST EXPENSE:
     Interest on deposits                                    12,029       7,139      41,427     24,061
     Interest on borrowed funds                               2,154       1,849       9,122      7,275
     Interest on debentures                                   1,460       1,055       5,165      3,615
                                                           --------    --------    --------   --------
        Total interest expense                               15,643      10,043      55,714     34,951
                                                           --------    --------    --------   --------
           Net interest income                               24,692      24,826      97,515     89,318
Provision for loan losses                                       520         415       2,310      2,075
                                                           --------    --------    --------   --------
     Net interest income after provision for loan losses     24,172      24,411      95,205     87,243
                                                           --------    --------    --------   --------
NON-INTEREST INCOME:
     Service charges on deposit accounts                      2,174       2,285       8,957      9,043
     Other service charges                                       76          21         279        354
     (Loss) gain on sale of fixed assets                        (58)         (7)         45      2,467
     Gain on sale of loans                                      241         108         989        289
     (Loss) gain on sale of investment securities               (36)        227         773      1,407
     Other                                                    2,002       1,631       7,248      5,559
                                                           --------    --------    --------   --------
        Total non-interest income                             4,399       4,265      18,291     19,119
NON-INTEREST EXPENSE:
     Salaries and employee benefits                          10,823      10,964      42,627     40,177
     Occupancy expense                                        2,895       2,567      11,380     10,608
     Equipment expense                                        1,942       1,944       7,762      7,091
     Data processing expense                                  1,063       1,014       4,119      3,973
     Amortization of intangible assets                        1,116       1,426       4,497      5,268
     Other                                                    3,889       4,169      14,278     14,035
                                                           --------    --------    --------   --------
        Total non-interest expenses                          21,728      22,084      84,663     81,152
                                                           --------    --------    --------   --------
INCOME BEFORE INCOME TAXES                                    6,843       6,592      28,833     25,210
INCOME TAXES                                                  2,259       1,908       9,312      7,581
                                                           --------    --------    --------   --------
NET INCOME                                                 $  4,584    $  4,684    $ 19,521   $ 17,629
                                                           ========    ========    ========   ========

Basic earnings per share (1)                               $   0.25    $   0.26    $   1.08   $   1.08
Diluted earnings per share (1)                             $   0.24    $   0.24    $   1.01   $   1.01

(1)  Data is adjusted for a 5% stock dividend declared in March 2005.

SUN BANCORP, INC. AND SUBSIDIARIES
    HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA (unaudited) (Dollars in thousands, except per share data)

                                                         2005            2005            2005            2005            2004
                                                          Q4              Q3              Q2              Q1              Q4
                                                          --              --              --              --              --
Balance Sheet at quarter end:
    Loans:
       Commercial and industrial                    $ 1,732,202     $ 1,674,263     $ 1,647,980     $ 1,631,717     $ 1,603,868
       Home equity                                      155,561         137,693         134,057         128,045         122,735
       Second mortgage                                   53,881          45,238          46,955          48,643          50,541
       Residential real estate                           30,162          28,785          26,500          27,630          26,117
       Installment                                       78,410          75,796          73,500          71,549          66,497
                                                    -----------     -----------     -----------     -----------     -----------
          Total loans                                 2,050,216       1,961,775       1,928,992       1,907,584       1,869,758
            Allowance for loan losses                   (22,463)        (22,310)        (22,505)        (22,237)        (22,037)
                                                    -----------     -----------     -----------     -----------     -----------
              Net Loans                               2,027,753       1,939,465       1,906,487       1,885,347       1,847,721
    Goodwill                                            104,891         104,891         104,891         104,606         104,969
    Intangible assets, net                               29,939          31,057          32,174          33,291          34,753
    Total Assets                                      3,102,489       3,105,310       3,140,962       3,050,741       3,053,587
    Total Deposits                                    2,471,648       2,507,565       2,541,214       2,384,948       2,430,363
    Advances from the Federal Home Loan Bank            124,546         129,656         134,713         169,717         144,669
    Federal funds purchased                                   -               -               -           2,000               -
    Securities repurchase agreements  - customers        59,021          86,315          77,488          74,057          59,641
    Securities repurchase agreements  - FHLB             60,000               -               -          50,000          50,000
    Total shareholders' equity                          295,653         291,560         287,632         281,687         279,220
Quarterly average balance sheet:
    Loans:
       Commercial and industrial                    $ 1,680,757     $ 1,672,481     $ 1,649,491     $ 1,617,334     $ 1,526,912
       Home equity                                      144,681         134,382         130,754         126,069         121,287
       Second mortgage                                   46,780          46,350          47,846          49,210          51,539
       Residential real estate                           29,359          27,634          26,728          26,241          29,001
       Installment                                       77,562          74,220          71,477          67,606          63,810
                                                    -----------     -----------     -----------     -----------     -----------
          Total loans                                 1,979,139       1,955,067       1,926,296       1,886,460       1,792,549
    Securities and other earning assets                 825,608         899,276         863,176         868,441         930,823
    Total earning assets                              2,804,747       2,854,343       2,789,472       2,754,901       2,723,372
    Total assets                                      3,102,434       3,159,051       3,106,121       3,058,645       3,034,531
    Non-interest-bearing demand deposits                514,783         516,778         487,508         487,915         531,900
    Total deposits                                    2,510,918       2,556,947       2,461,027       2,387,990       2,448,688
    Total interest-bearing liabilities                2,281,743       2,334,909       2,318,221       2,275,907       2,211,670
    Total shareholders' equity                          293,575         292,369         284,654         281,507         277,710
Capital and credit quality measures:
    Total Capital (to Risk Weighted Assets) (1):
       Sun Bancorp, Inc.                                  11.13%          11.14%          10.89%          10.98%          10.80%
       Sun National Bank                                  10.52%          10.55%          10.33%          10.43%          10.06%
    Tier I Capital (to Risk Weighted Assets) (1):
       Sun Bancorp, Inc.                                  10.16%          10.16%           9.90%           9.97%           9.78%
       Sun National Bank                                   9.55%           9.57%           9.34%           9.42%           9.04%
    Leverage Ratio (1):
       Sun Bancorp, Inc.                                   8.20%           7.84%           7.77%           7.70%           7.51%
       Sun National Bank                                   7.70%           7.41%           7.34%           7.27%           6.94%

    Average equity to average assets                       9.46%           9.25%           9.16%           9.20%           9.15%

    ALLL to total loans                                    1.10%           1.14%           1.17%           1.17%           1.18%
    Non-performing assets to total loans
       and real estate owned                               0.56%           0.71%           0.74%           0.80%           0.92%
    Total allowance for loan losses to
       non-performing loans                              223.02%         179.60%         176.32%         161.73%         153.64%
Other data:
    Net charge-offs                                        (368)           (694)           (497)           (325)           (202)
                                                    ===========     ===========     ===========     ===========     ===========
    Non-performing assets:
       Non-accrual loans                                  9,957          11,848          12,662          13,461          13,457
       Loans past due 90 days                               115             574             102             287             886
       Real estate owned, net                             1,449           1,437           1,437           1,437           2,911
                                                    -----------     -----------     -----------     -----------     -----------
         Total non-performing assets                     11,521          13,859          14,201          15,185          17,254
                                                    ===========     ===========     ===========     ===========     ===========

(1) December 31, 2005 Capital ratios are estimated, subject to regulatory filings.

SUN BANCORP, INC. AND SUBSIDIARIES
     HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA (unaudited) (Dollars in thousands, except per share data)

                                                                   2005          2005          2005          2005          2004
                                                                    Q4            Q3            Q2            Q1            Q4
                                                                    --            --            --            --            --
Profitability for the quarter:
     Tax-equivalent interest income                         $     40,458  $     39,483  $     37,854  $     36,140  $     35,112
     Interest expense                                             15,643        14,840        13,559        11,672        10,043
        Tax-equivalent net interest income                        24,815        24,643        24,295        24,468        25,069
        Tax-equivalent adjustment                                    123           127           216           240           243
     Provision for loan losses                                       520           500           765           525           415
        Non-interest income excluding security gains,
          branch sales and fixed asset sales                       4,493         4,612         4,283         4,085         4,045
     Security (loss) gain                                            (36)            -           809             -           227
     (Loss) gain on sale of fixed assets                             (58)            -             3           100            (7)
        Non-interest expense excluding amortization of
          intangible assets                                       20,612        20,062        20,205        19,287        20,658
     Amortization of intangible assets                             1,116         1,117         1,117         1,147         1,426
     Income before income taxes                                    6,843         7,449         7,087         7,454         6,592
     Income tax expense                                            2,259         2,455         2,257         2,341         1,908
     Net Income                                             $      4,584  $      4,994  $      4,830  $      5,113  $      4,684
                                                            ============  ============  ============  ============  ============

Financial ratios:
     Return on average assets (1)                                   0.59%         0.63%         0.62%         0.67%         0.62%
     Return on average equity (1)                                   6.25%         6.83%         6.79%         7.27%         6.75%
     Return on average tangible equity (1), (2)                    11.60%        12.83%        13.15%        13.94%        13.17%
     Net interest margin (1)                                        3.54%         3.45%         3.48%         3.55%         3.68%
     Efficiency ratio (consolidated)                               74.69%        72.71%        73.08%        71.92%        75.91%
Per share data:
     Earnings per common share (3), (4):
        Basic                                               $       0.25  $       0.28  $       0.27  $       0.28  $       0.26
        Diluted                                             $       0.24  $       0.26  $       0.25  $       0.26  $       0.24

     Book value (3)                                         $      16.27  $      16.06  $      15.86  $      15.54  $      15.54
     Tangible book value (3)                                $       8.85  $       8.57  $       8.30  $       7.93  $       8.07
     Average basic shares                                     18,109,361    18,141,052    18,131,121    18,010,434    17,961,694
     Average fully diluted shares                             19,235,997    19,341,580    19,306,440    19,371,080    19,347,621
 Operating non-interest income breakdown:
     Service charges on deposit accounts                           2,174         2,245         2,300         2,238         2,285
     Other service charges                                            76            88            70            45            21
     Gain on sale of loans                                           241           318            89           341           108
     Other income                                                  2,002         1,961         1,824         1,461         1,631
                                                            ------------  ------------  ------------  ------------  ------------
        Total operating non-interest income                        4,493         4,612         4,283         4,085         4,045
Non-operating income items:
     (Loss) gain on sale of investment securities                    (36)            -           809             -           227
     Gain (loss) on sale of fixed assets relating
       to branch disposals                                             -             -             -           100            (7)
     (Loss) gain on sale of fixed assets                             (58)            -             3             -             -
                                                            ------------  ------------  ------------  ------------  ------------
        Non-operating income before tax effect                       (94)            -           812           100           220
                                                            ------------  ------------  ------------  ------------  ------------
Total non-interest income                                          4,399         4,612         5,095         4,185         4,265
                                                            ============  ============  ============  ============  ============
Operating non-interest expense breakdown:
     Salaries and employee benefits                               10,823        10,701        10,859        10,244        10,964
     Occupancy expense                                             2,895         2,758         2,648         3,079         2,567
     Equipment expense                                             1,942         1,959         1,883         1,978         1,944
     Data processing expense                                       1,063         1,064         1,061           931         1,014
     Amortization of intangible assets                             1,116         1,117         1,117         1,147         1,426
     Other expenses                                                3,889         3,580         3,754         3,055         3,539
                                                            ------------  ------------  ------------  ------------  ------------
        Total operating non-interest expense                      21,728        21,179        21,322        20,434        21,454
Non-operating expense items:
     Branch rationalization costs                                      -             -             -             -           171
     Litigation Reserve                                                -             -             -             -           459
                                                            ------------  ------------  ------------  ------------  ------------
Total non-interest expense                                        21,728        21,179        21,322        20,434        22,084
                                                            ============  ============  ============  ============  ============

1)   Annualized.
(2) Return on average tangible equity is computed by dividing annualized net income for the period by average tangible equity. Average tangible equity equals average equity less average identifiable intangible assets and goodwill.
(3)  Data is adjusted for a 5% stock dividend declared in March 2005.
(4) Earnings per share is computed by dividing net income by the weighted average number of shares of common stock outstanding.

SUN BANCORP, INC. AND SUBSIDIARIES
AVERAGE BALANCE SHEET
(Dollars in thousands)

                                            Three months ended December 31,        Three months ended December 31,
                                            --------------------------------      --------------------------------
                                                          2005                                  2004
                                            --------------------------------      --------------------------------
                                              Average             Average           Average              Average
                                              Balance   Interest Yield/Cost         Balance   Interest  Yield/Cost
                                              -------   -------------------         -------   --------  ----------
Interest-earning assets:
    Loans receivable (1), (2)
       Commercial and industrial             $1,680,757  $28,271     6.73 %       $1,526,912   $23,953     6.28 %
       Home equity                              144,681    2,317     6.41            121,287     1,323     4.36
       Second mortgage                           46,780      732     6.26             51,539       799     6.20
       Residential real estate                   29,359      617     8.41             29,001       552     7.61
       Installment                               77,562    1,483     7.65             63,810     1,134     7.11
                                             ----------  -------                   ---------   -------
          Total loans receivable              1,979,139   33,420     6.75          1,792,549    27,761     6.19
    Investment securities (3)                   786,702    6,655     3.38            885,380     7,157     3.23
    Interest-bearing deposit with banks           6,780       63     3.72             19,878        75     1.51
    Federal funds sold                           32,126      320     3.98             25,565       119     1.86
                                             ----------  -------                   ---------   -------
       Total interest-earning assets          2,804,747   40,458     5.77          2,723,372    35,112     5.16

    Cash and due from banks                      71,344                               81,112
    Bank properties and equipment                37,085                               36,647
    Goodwill and intangibles                    135,535                              135,431
    Other assets                                 53,723                               57,969
                                             ----------                           ----------
Non-interest-earning assets                     297,687                              311,159
                                             ----------                           ----------
  Total assets                               $3,102,434                           $3,034,531
                                             ==========                           ==========

Interest-bearing liabilities:
    Interest-bearing deposit accounts:
       Interest-bearing demand deposit       $  918,700    5,180     2.26 %       $  828,838     2,347     1.13 %
       Savings deposits                         399,095    1,318     1.32            465,483     1,009     0.87
       Time deposits                            678,340    5,531     3.26            622,467     3,783     2.43
                                             ----------  -------                  ----------   -------
         Total interest-bearing
           deposit accounts                   1,996,135   12,029     2.41          1,916,788     7,139     1.49
                                             ----------  -------                  ----------   -------
    Borrowed money
       Repurchase agreements with customers      77,680      654     3.37             65,572       221     1.35
       FHLB Advances                            128,247    1,471     4.59            148,803     1,605     4.31
       Federal funds purchased                    2,359       29     4.92              3,186        23     2.89
       Debentures                                77,322    1,460     7.55             77,322     1,055     5.46
                                             ----------  -------                  ----------   -------
          Total borrowings                      285,608    3,614     5.06            294,883     2,904     3.94

    Total interest-bearing liabilities        2,281,743   15,643     2.74          2,211,671    10,043     1.82
                                             ----------  -------                  ----------   -------

Non-interest-bearing demand deposits            514,783                              531,900
Other liabilities                                12,331                               13,250
                                             ----------                           ----------
  Total liabilities                           2,808,857                            2,756,821

Shareholders' equity                            293,575                              277,710
                                             ----------                           ----------
  Total liabilities and stockholders'
    equity                                   $3,102,432                           $3,034,531
                                             ==========                           ==========

Net interest income                                      $24,815                               $25,069
                                                         =======                               =======
Interest rate spread (4)                                             3.03 %                                3.34 %
                                                                     ====                                  ====
Net interest margin (5)                                              3.54 %                                3.68 %
                                                                     ====                                  ====
Ratio of average interest-earning assets
  to average interest-bearing liabilities                          122.92 %                              123.14 %
                                                                   ======                                ======

------------------------------------------------------------------------------------------------------------------

(1)  Average balances include non-accrual loans.
(2) Loan fees are included in interest income and the amount is not material for this analysis.
(3) Interest earned on non-taxable investment securities is shown on a tax equivalent basis assuming a 34% marginal federal tax rate for all periods.
(4) Interest rate spread represents the difference between the average yield on interest-earning assets and the average cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income as a percentage of average interest-earning assets.

SUN BANCORP, INC. AND SUBSIDIARIES
AVERAGE BALANCE SHEET
(Dollars in thousands)

                                                 Year ended December 31,               Year ended December 31,
                                             ---------------------------------     --------------------------------
                                                            2005                                 2004
                                             ---------------------------------     --------------------------------
                                                 Average            Average           Average              Average
                                                 Balance  Interest Yield/Cost         Balance  Interest  Yield/Cost
                                                 -------  -------------------         -------  --------  ----------
Interest-earning assets:
    Loans receivable (1), (2)
       Commercial and industrial              $1,659,713 $106,915     6.44 %       $1,352,307   $82,871     6.13 %
       Home equity                               134,375    7,617     5.67            102,661     4,075     3.97
       Second mortgage                            47,670    2,979     6.25             50,352     3,193     6.34
       Residential real estate                    27,572    2,215     8.03             30,730     2,225     7.24
       Installment                                72,938    5,430     7.44             57,447     4,253     7.41
                                              ---------- --------                  ----------   -------
          Total loans receivable               1,942,268  125,156     6.44          1,593,497    96,617     6.06
    Investment securities (3)                    824,755   27,412     3.32            881,547    28,134     3.19
    Interest-bearing deposit with banks            6,833      195     2.85             13,737       134     0.97
    Federal funds sold                            34,888    1,172     3.36             29,675       385     1.30
                                              ---------- --------                  ----------   -------
       Total interest-earning assets           2,808,744  153,935     5.48          2,518,456   125,270     4.97

    Cash and due from banks                       79,713                               77,050
    Bank properties and equipment                 37,171                               35,828
    Goodwill and intangibles                     136,552                              100,981
    Other assets                                  53,092                               62,638
                                              ----------                           ----------
Non-interest-earning assets                      306,528                              276,497
                                              ----------                           ----------
  Total assets                                $3,115,272                           $2,794,953
                                              ==========                           ==========

Interest-bearing liabilities:
    Interest-bearing deposit accounts:
       Interest-bearing demand deposit         $ 874,577   16,099     1.84 %        $ 792,470     7,200     0.91 %
       Savings deposits                          423,747    4,986     1.18            429,077     3,440     0.80
       Time deposits                             684,892   20,342     2.97            562,265    13,421     2.39
                                              ---------- --------                  ----------   -------
         Total interest-bearing deposit
           accounts                            1,983,216   41,427     2.09          1,783,812    24,061     1.35
                                              ---------- --------                  ----------   -------
    Borrowed money
       Repurchase agreements with customers       76,894    2,008     2.61             63,727       471     0.74
       FHLB Advances                             167,830    6,996     4.17            159,466     6,734     4.22
       Federal funds purchased                     3,619      118     3.26              3,990        70     1.76
       Debentures                                 77,534    5,165     6.66             74,646     3,615     4.84
                                              ---------- --------                  ----------   -------
          Total borrowings                       325,877   14,287     4.38            301,829    10,890     3.61

    Total interest-bearing liabilities         2,309,093   55,714     2.41          2,085,641    34,951     1.68
                                              ---------- --------                  ----------   -------

Non-interest-bearing demand deposits             503,197                              460,990
Other liabilities                                 14,134                               22,390
                                              ----------                           ----------
  Total liabilities                            2,826,424                            2,569,021

Shareholders' equity                             288,847                              225,932
                                              ----------                           ----------
  Total liabilities and stockholders' equity  $3,115,271                           $2,794,953
                                              ==========                           ==========

Net interest income                                      $ 98,221                               $90,319
                                                         ========                               =======
Interest rate spread (4)                                              3.07 %                                3.29 %
                                                                      ====                                  ====
Net interest margin (5)                                               3.50 %                                3.59 %
                                                                      ====                                  ====
Ratio of average interest-earning assets
  to average interest-bearing liabilities                           121.64 %                              120.75 %
                                                                    ======                                ======

-------------------------------------------------------------------------------------------------------------------

(1)  Average balances include non-accrual loans.
(2) Loan fees are included in interest income and the amount is not material for this analysis.
(3) Interest earned on non-taxable investment securities is shown on a tax equivalent basis assuming a 34% marginal federal tax rate for all periods.
(4) Interest rate spread represents the difference between the average yield on interest-earning assets and the average cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income as a percentage of average interest-earning assets.